Copyright 2024 Porch Group, Inc. All rights reserved 2024 Investor Day Presentation December 5, 2024

Copyright 2024 Porch Group, Inc. All rights reserved 2 Disclaimers Financial Targets Porch is providing guidance and targets for future periods throughout this presentation based on current market conditions, assumptions, and expectations as of the date of this presentation. Actual results may vary due to a number of factors and there is no guarantee that we will be able to achieve these results. Please refer to the below for important disclaimers and a description of these factors. We are not providing reconciliations of non-GAAP financial measures for future periods to the most directly comparable measures prepared in accordance with GAAP. We are unable to provide these reconciliations without unreasonable effort because certain information necessary to calculate such measures on a GAAP basis is unavailable or dependent on the timing of future events outside of our control. Certain full company guidance and forward-looking targets throughout this presentation, including the adjusted EBITDA targets, represents Porch stockholder interests following the expected launch of Porch Insurance Reciprocal Exchange ("PIRE") and sale of Homeowners of America Insurance Company ("HOA") to PIRE in January 2025. For the avoidance of doubt, these forward- looking targets do not include the future results at PIRE or HOA; while we expect to consolidate their results into Porch GAAP financial statements, the PIRE and HOA results will be allocated to non-controlling interests and not to Porch shareholders, and will therefore be excluded from Adjusted EBITDA. See appendix for detail regarding 2024 illustrative targets and segment reporting change expected to begin in Q1 2025. Forward-Looking Statements Certain statements in this presentation are considered forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management. Although we believe that our plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning our financial outlook, targets, and guidance, possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. Forward-looking statements in this presentation also include expectations regarding whether the reciprocal is the optimal structure for our insurance business and the benefits financial and otherwise thereof, including any expectations that the reciprocal will result in higher margins and a more predictable financial profile and equip our insurance operations to scale profitably in the future. These statements may be preceded by, followed by, or include the words “believe,” “estimate,” “expect,” “project,” “forecast,” “may,” “will,” “should,” “seek,” “plan,” “scheduled,” “anticipate,” “intend,” or similar expressions. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date herein. Unless specifically indicated otherwise, the forward-looking statements in this presentation do not reflect the potential impact of any future transactions that have not been completed as of the date of this filing, including the licensure and formation of the reciprocal, the sale of our insurance carrier subsidiary, HOA, to the reciprocal, and the commencement of the reciprocal’s operations. You should understand that the following important factors, among others, could affect our future results and could cause those results or other outcomes to differ materially from those expressed or implied in our forward-looking statements: expansion plans and opportunities, and managing growth, to build a consumer brand; the incidence, frequency, and severity of weather events, extensive wildfires, and other catastrophes; economic conditions, especially those affecting the housing, insurance, and financial markets; expectations regarding revenue, cost of revenue, operating expenses, and the ability to achieve and maintain future profitability; existing and developing federal and state laws and regulations, including with respect to insurance, warranty, privacy, information security, data protection, and taxation, and management’s interpretation of and compliance with such laws and regulations; our reinsurance program, which includes the use of a captive reinsurer, the success of which is dependent on a number of factors outside management’s control, along with reliance on reinsurance to protect against loss; the possibility that a decline in our share price would result in a negative impact to HOA’s surplus position and may require further financial support to enable HOA to meet applicable regulatory requirements and maintain financial stability rating; the uncertainty and significance of the known and unknown effects on HOA and us due to the termination of a reinsurance contract following of fraud committed by Vesttoo Ltd. (“Vesttoo”), including, but not limited to, the outcome of Vesttoo’s Chapter 11 bankruptcy proceedings; our ability to successfully pursue claims arising out of the fraud, the costs associated with pursuing the claims, and the timeframe associated with any recoveries; HOA's ability to obtain and maintain adequate reinsurance coverage against excess losses; HOA’s ability to stay out of regulatory supervision and maintain its financial stability rating; and HOA’s ability to maintain a healthy surplus; uncertainties related to regulatory approval of insurance rates, policy forms, insurance products, license applications, acquisitions of businesses, or strategic initiatives, including the reciprocal restructuring, and other matters within the purview of insurance regulators (including the discount associated with the shares contributed to HOA);the ability of the Company and its affiliates to consummate the sale of HOA to the reciprocal exchange and to commence operations of the reciprocal exchange; our ability to successfully operate our businesses alongside a reciprocal exchange; our ability to implement our plans, forecasts and other expectations with respect to the reciprocal exchange business after the completion of the formation and to realize expected synergies and/or convert policyholders from our existing insurance carrier business into policyholders of the reciprocal exchange; potential business disruption following the formation of the reciprocal exchange; reliance on strategic, proprietary relationships to provide us with access to personal data and product information, and the ability to use such data and information to increase transaction volume and attract and retain customers; the ability to develop new, or enhance existing, products, services, and features and bring them to market in a timely manner; changes in capital requirements, and the ability to access capital when needed to provide statutory surplus; our ability to timely repay our outstanding indebtedness; the increased costs and initiatives required to address new legal and regulatory requirements arising from developments related to cybersecurity, privacy, and data governance and the increased costs and initiatives to protect against data breaches, cyber-attacks, virus or malware attacks, or other infiltrations or incidents affecting system integrity, availability, and performance; retaining and attracting skilled and experienced employees; costs related to being a public company; and other risks and uncertainties discussed in Part II, Item 1A, “Risk Factors,” in our Annual Report on Form 10-K (“Annual Report”) for the year ended December 31, 2023, and in Part II, Item 1A, “Risk Factors,” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, as well as those discussed elsewhere in this report and in subsequent reports filed with the Securities and Exchange Commission (“SEC”), all of which are available on the SEC’s website at www.sec.gov. We caution you that the foregoing list may not contain all the risks to forward-looking statements made in this presentation. You should not rely upon forward-looking statements as predictions of future events. We have based the forward- looking statements contained in this release primarily on our current expectations and projections about future events and trends we believe may affect our business, financial condition, results of operations and prospects. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties, and other factors, including those described above and elsewhere in this presentation. We disclaim any obligation to update publicly any forward- looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law. Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, such as Adjusted EBITDA (Loss) and Adjusted EBITDA (Loss) margin. See appendix for additional information.

Copyright 2024 Porch Group, Inc. All rights reserved Agenda Welcome Consumer Services Insurance Financials Software & Data 1 2 3 4 5 Porch Playbook Wrap Up Q&A 6 7 8

Copyright 2024 Porch Group, Inc. All rights reserved 4 Welcome Matt Ehrlichman CEO, Chairman & Founder

Copyright 2024 Porch Group, Inc. All rights reserved Building a great & enduring company 5

Copyright 2024 Porch Group, Inc. All rights reserved Helping move, maintain & protect the home 6

Copyright 2024 Porch Group, Inc. All rights reserved 7 Important for homeownership Why Insurance at the Center? Long-term customer relationships Massive industry Growing industry Ripe for disruption

Copyright 2024 Porch Group, Inc. All rights reserved How to win in insurance? 8 Underwriting Distribution User Experience → Unique Data → Homebuyers → More Protection

Copyright 2024 Porch Group, Inc. All rights reserved 9 From 2011 Porch Presentation

Copyright 2024 Porch Group, Inc. All rights reserved Porch: A New Kind Of Homeowners Insurance Company 10 Warranty, moving and home management services Differentiators to win Insurance Services Consumer Services Best for homebuyers Advantaged underwriting More protection Unique data SaaS for home inspection, title, mortgage, and roofing Vertical SoftwareSoftw re & Data Unique data on ~90% US homes and strong SaaS margins Unique data Data Platform & distribution & experience

Copyright 2024 Porch Group, Inc. All rights reserved 11 Insurance at the center We’ve done what we said we would do $72m → ~$450m Revenue Profitable (1) 2020 full year Revenue of $72 million. 2024 full year Revenue Target. (2) On an Adjusted EBITDA basis. 1 2

Copyright 2024 Porch Group, Inc. All rights reserved 12 Scale insurance to $3bn in Premium What do we plan to do next? Build a large & defensible data business Refocus on growth – organic & M&A Generate cash 1 Note: we're providing estimated targets in the future based on current information and assumptions available to us, and arriving at such numbers require us to make a number of assumptions that may not be true. This is for illustrative purposes only and these numbers should not be relied upon when making an investment decision. There are a number of circumstances in the future that could greatly effect these results that could or could not be within our control. See slide 2 for important information regarding financial targets. 1) Gross Written Premium

Copyright 2024 Porch Group, Inc. All rights reserved 13 2025 Target $50m Adj EBITDA 1) Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and the appendix for important information regarding non-GAAP measures and financial targets. 1

Copyright 2024 Porch Group, Inc. All rights reserved 14 2026 Target $100m Adj EBITDA 1) Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and the appendix for important information regarding non-GAAP measures and financial targets. 1

Copyright 2024 Porch Group, Inc. All rights reserved Today’s Goals: 15 Share details of unique and valuable business units Provide clarity & confidence in achieving $100m Adj EBITDA Target1 in 2026 Highlight insurance business under new structure1 3 2 Show how large and valuable a business we plan to build thereafter4 1) Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and the appendix for important information regarding non-GAAP measures and financial targets.

Copyright 2024 Porch Group, Inc. All rights reserved We believe PRCH is a highly compelling investment 16 We hope you join us

Copyright 2024 Porch Group, Inc. All rights reserved Introductions 17 Nicole Pelley EVP Matthew Neagle COO Manisha Patel SVP Finance Shawn Tabak CFO Consumer Services Insurance Financials Software & Data

Copyright 2024 Porch Group, Inc. All rights reserved 18 Insurance Manisha Patel SVP Finance Matthew Neagle Chief Operating Officer

Copyright 2024 Porch Group, Inc. All rights reserved Porch: A New Kind Of Homeowners Insurance Company 19 Warranty, moving and home management services Consumer Services Unique data SaaS for home inspection, title, mortgage, and roofing Vertical SoftwareSoftw re & Data Unique data on ~90% US homes and strong SaaS margins Unique data Data Platform & distribution & experience INSURANCE Differentiators to win Insurance Services Best for homebuyers Advantaged underwriting More protection

Copyright 2024 Porch Group, Inc. All rights reserved 20 OPPORTUNITY STRATEGY GROWTH PIRE HEALTH We have a big opportunity We have the right team We have the right strategy We are set to grow INSURANCE Expect healthy & scalable reciprocal TEAM

Copyright 2024 Porch Group, Inc. All rights reserved 21 We Have A Big Opportunity Matthew Neagle Chief Operating Officer INSURANCEOPPORTUNITY STRATEGY GROWTHTEAM PIRE HEALTH

Copyright 2024 Porch Group, Inc. All rights reserved 22 Sources: Verified Market Research: US Homeowner’s Insurance Market 2024-2030 and AM Best Market report. INSURANCE US Homeowners Insurance Industry TAM is Large & Growing $152bn $235bn 2023 2024 2025 2026 2027 2028 2029 2030 +6% CAGR OPPORTUNITY STRATEGY GROWTHTEAM PIRE HEALTH

Copyright 2024 Porch Group, Inc. All rights reserved 23 We Have The Right Team INSURANCEOPPORTUNITY STRATEGY GROWTHTEAM PIRE HEALTH Matthew Neagle Chief Operating Officer

OPPORTUNITY TEAM STRATEGY GROWTH PIRE HEALTH INSURANCE

Our Insurance Leadership Team



Efram Ware
VP and GM

- Homeowners of America
- Assurant
- Allstate



Donte Riddick
Actuarial

- Homeowners of America
- Chubb
- Florida Office of Insurance Regulation



Mike Capuzzi
Ops & Claims

- Allstate
- Progressive



Andrea Ferrari
Underwriting

- kin.
- hippo



Chad Mirock
Product

- Country Financial
- The Hartford
- Travelers



Nathan Smith
Accounting

- Kemper
- AAA



Janiella Shirley
Legal

- USAA
- Liberty Mutual

Porch Group

Copyright 2024 Porch Group, Inc. All rights reserved

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Copyright 2024 Porch Group, Inc. All rights reserved 25 We Have The Right Strategy INSURANCEOPPORTUNITY STRATEGY GROWTHTEAM PIRE HEALTH Matthew Neagle Chief Operating Officer

Copyright 2024 Porch Group, Inc. All rights reserved Introducing Porch Insurance 26 INSURANCEOPPORTUNITY STRATEGY GROWTHTEAM PIRE HEALTH

Copyright 2024 Porch Group, Inc. All rights reserved How We Protect More INSURANCE With Extra Coverage: Service line coverage Water and sewer coverage Residential glass coverage Refrigerated product coverage 90-day whole-home warranty at no extra cost OPPORTUNITY STRATEGY GROWTHTEAM PIRE HEALTH 27

Copyright 2024 Porch Group, Inc. All rights reserved With insights and tips: How We Reduce Risk INSURANCE Personalized home risk insights and recommendations Recall notices for appliances and systems Seasonal maintenance reminders Severe weather alerts Virtual Home Assistant The Porch Home App OPPORTUNITY STRATEGY GROWTHTEAM PIRE HEALTH 28

Copyright 2024 Porch Group, Inc. All rights reserved With membership perks and discounts: Porch Rewards You INSURANCE Up to a 16% homebuyer discount Discounts on premium with an uploaded inspection Up to 15% off micro-warranties $100 in handyman service voucher Up to $500 from local and national businesses Porch Moving Concierge OPPORTUNITY STRATEGY GROWTHTEAM PIRE HEALTH 29

OPPORTUNITY TEAM STRATEGY GROWTH PIRE HEALTH INSURANCE

We Have Created the Optimal Structure with PIRE


Porch Group
Reciprocal Owned by Policyholders
Porch Group
Software & Data
Consumer Services
Insurance Services[1]
Commission & Fees
(~20% take rate[3])
Operating Services
Surplus note
(~$110m @ 9.75% + SOFR)
Captive Reinsurer
(~20% revenue rate)
Policyholders (members)
Insurance & Claims Payments
Premiums & Surplus
Porch Insurance Reciprocal Exchange ("PIRE")[2]
HOMEOWNERS OF AMERICA Insurance Company (HOAIC)
Reciprocal acquires HOAIC insurance carrier

1) Insurance Services segment includes but not limited to the following legal entities: Homeowners Of America Holding Corp., Homeowners of America MGA, Inc., Porch Risk Management Services LLC. ("PRMS") and Porch Insurance Capital Solutions ("PICS").

2) Initially, we expect Porch Insurance Reciprocal Exchange will be consolidated with Porch Group; PIRE net income will be allocated to non-controlling interest holders (i.e. not Porch Group shareholders).

3) Approximate blended take rate of ~20% paid to Porch Group for operating the business. This includes a percentage of gross written premium (AIF and MGA fee) and a policy fee (paid annually by each policyholder).

Copyright 2024 Porch Group, Inc. All rights reserved

30

Copyright 2024 Porch Group, Inc. All rights reserved We Have Created the Optimal Structure with PIRE 31 INSURANCE Reciprocal Exchange Porch Group Employees Claims Agent Commissions Reinsurance OPPORTUNITY STRATEGY GROWTHTEAM PIRE HEALTH

Copyright 2024 Porch Group, Inc. All rights reserved The Reciprocal Structure Provides Advantages 32 INSURANCE Recurring Revenue More Predictable Surplus Growth Consumer Value OPPORTUNITY STRATEGY GROWTHTEAM PIRE HEALTH

OPPORTUNITY TEAM STRATEGY GROWTH PIRE HEALTH INSURANCE

We Can Differentiate for Homebuyers

$162bn Homeowners Insurance TAM[1]

40% of new policies are homebuyers[2] — **We can reach homebuyers without massive brand spend**

60% never switch[3] — **Homebuyers retain better**

(1) Sources: Verified Market Research: US Homeowner's Insurance Market 2024-2030 and AM Best Market report.
(2) Source: The 2022 and the 2024 U.S. Home Insurance Study, JD Power.
(3) Source: Estimated using the 2024 U.S. Home Insurance Study, JD Power and iProperty Management Average Length of Homeownership.

Copyright 2024 Porch Group, Inc. All rights reserved
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OPPORTUNITY TEAM STRATEGY GROWTH PIRE HEALTH INSURANCE

We Can Differentiate for Lower Risk Homes


Higher Risk = Surcharge
Market Pricing
Lower Risk = Discount
Jack S
Water heater is 20 years old and in the attic
Jill P
Has an electrical panel >100 amps

Porch Group

Copyright 2024 Porch Group, Inc. All rights reserved
34

Copyright 2024 Porch Group, Inc. All rights reserved We Are Focused on Profitability 35 INSURANCE Premium Rate Increases Product Advantaged Underwriting Portfolio Risk Selection OPPORTUNITY STRATEGY GROWTHTEAM PIRE HEALTH

Copyright 2024 Porch Group, Inc. All rights reserved Demonstrated by HOA’s Gross Combined Ratio Improvement 36 INSURANCE 97% 88% 83% 72% 69% 68% 43% 34% 26% 2022 2023 2024 Estimates Gross Combined Ratio Gross Loss Ratio Attritional Loss Ratio 1) 2024 Estimates reflect current internal estimate for fiscal year 2024. See slide 2 for a discussion of risks that could cause actual results to differ materially. OPPORTUNITY STRATEGY GROWTHTEAM PIRE HEALTH 1

Copyright 2024 Porch Group, Inc. All rights reserved 37 We Are Set To Grow INSURANCEOPPORTUNITY STRATEGY GROWTHTEAM PIRE HEALTH Matthew Neagle Chief Operating Officer

OPPORTUNITY TEAM STRATEGY GROWTH PIRE HEALTH INSURANCE

With the Right Structure, We Are Ready to Grow


Gross Written Premium
~$440m
+14%
~$500m
+20%
~$600m
20%+ CAGR
~$3bn
2024
Target[1]
2025
Target
2026
Target
~10 year
opportunity

Note: we're providing estimated targets in the future based on current information and assumptions available to us, and arriving at such numbers require us to make a number of assumptions that may not be true. This is for illustrative purposes only and these numbers should not be relied upon when making an investment decision. There are a number of circumstances in the future that could greatly effect these results that could or could not be within our control. Please see slide 2 for important information regarding financial targets. See slide 2 for a discussion of risks that could cause actual results to differ materially.

1) 2024 gross written premium target excludes premiums related to warranty for comparability with medium- and long-term targets. See slide 2 for additional information regarding financial targets.

Porch Group

Copyright 2024 Porch Group, Inc. All rights reserved

38

Copyright 2024 Porch Group, Inc. All rights reserved Growing through Agency Distribution 39 INSURANCE B2B2C Relationships & Homebuyer Leads Agency Relationships Winning Combination OPPORTUNITY STRATEGY GROWTHTEAM PIRE HEALTH

Copyright 2024 Porch Group, Inc. All rights reserved We offer a to agents 40 INSURANCE differentiated proposition OPPORTUNITY STRATEGY GROWTHTEAM PIRE HEALTH

Copyright 2024 Porch Group, Inc. All rights reserved 41 Profit sharing upside INSURANCE Our differentiated proposition OPPORTUNITY STRATEGY GROWTHTEAM PIRE HEALTH We provide access to homebuyers Best products for homebuyers & low risk homes

OPPORTUNITY TEAM STRATEGY GROWTH PIRE HEALTH INSURANCE

Agency Channel Provides Path to $3bn in Premium

Historic 2022

~650 Active Agents

~125k New Policies

~$275m New Premium Per Year

At Current Premium Per Policy

Turning Growth Back On

Grow >1500 Agents

~250k New Policies

>$550m in New Premium Per Year

Puts on Pace for $3bn

Copyright 2024 Porch Group, Inc. All rights reserved

42

OPPORTUNITY TEAM STRATEGY GROWTH PIRE HEALTH INSURANCE

This is Achievable

What It Means For Market Share

Grow Texas from 2% to 5%

Grow Other Existing States to 2%

Market CAGR Continues at ~6%

~$3bn Total Premium[1]

And We Have Other Opportunities

Geographic Expansion Beyond 22 States[2]

Bundling With Auto

Excess and Surplus Product

Faster Premium Per Policy Growth

M&A

1) Assumes 6% CAGR in premium per policy growth over next 10 years.
2) Subject to regulatory approval.

Copyright 2024 Porch Group, Inc. All rights reserved
43

Copyright 2024 Porch Group, Inc. All rights reserved 44 Expect Healthy & Scalable Reciprocal Manisha Patel SVP Finance INSURANCEOPPORTUNITY STRATEGY GROWTHTEAM PIRE HEALTH

OPPORTUNITY TEAM STRATEGY GROWTH PIRE HEALTH INSURANCE

HOA is Healthy and Expect FY 2024 Surplus ~$100m


HOA Surplus
~$50m
~$70m
~$100m
At Dec 31 2023
At Sept 30 2024
At Dec 31 2024 Expectation

Notes:
The value of Porch Group common stock can be volatile and results may vary materially from what has been disclosed. You should not rely on this example as an indication or promise of future performance. Please refer to slide 2 of the presentation for important disclaimers, including the discussion of risks that could cause actual results to differ materially.
Investment of Porch Group shares held on HOA's balance sheet will be reviewed quarterly for surplus calculation, with a discount to market value applied to the amount included in surplus per insurance accounting rules.

Copyright 2024 Porch Group, Inc. All rights reserved
45

OPPORTUNITY TEAM STRATEGY GROWTH PIRE HEALTH INSURANCE

PIRE Target Unit Economics Generate Surplus Organically

Illustrative


$3,000
+3%
+2%
(20)%
(80)%
5% Surplus Generation
$150
Premium
Surplus Contribution
Interest Income
Porch Insurance Services
Variable Costs
Surplus Generation

Notes:
Illustrative example based on written premiums based on expected unit economics.
The value of Porch Group common stock can be volatile and results may vary materially from what has been disclosed. You should not rely on this example as an indication or promise of future performance. Please refer to slide 2 of the presentation for important disclaimers, including the discussion of risks that could cause actual results to differ materially.
Investment of Porch Group shares held on HOA's balance sheet will be reviewed quarterly for surplus calculation, with a discount to market value applied to the amount included in surplus per insurance accounting rules.

Copyright 2024 Porch Group, Inc. All rights reserved

46

OPPORTUNITY TEAM STRATEGY GROWTH PIRE HEALTH INSURANCE

Unit Economics Improve as More Policyholders Move to PIRE


Illustrative
$3,000
+8%
+2%
(20)%
(80)%
Contributions increase from 3% to 8%
Now 10% Surplus Generation
$300
Premium
Surplus Contribution
Interest Income
Porch Insurance Services
Variable Costs
Surplus Generation

Notes:
Example based on written premiums
The value of Porch Group common stock can be volatile and results may vary materially from what has been disclosed. You should not rely on this example as an indication or promise of future performance. Please refer to slide 2 of the presentation for important disclaimers, including the discussion of risks that could cause actual results to differ materially.
Investment of Porch Group shares held on HOA's balance sheet will be reviewed quarterly for surplus calculation, with a discount to market value applied to the amount included in surplus per insurance accounting rules.

Copyright 2024 Porch Group, Inc. All rights reserved
47

Copyright 2024 Porch Group, Inc. All rights reserved Optionality to Increase Take Rate 48 Notes: Example based on written premiums The value of Porch Group common stock can be volatile and results may vary materially from what has been disclosed. You should not rely on this example as an indication or promise of future performance. Please refer to slide 2 of the presentation for important disclaimers, including the discussion of risks that could cause actual results to differ materially. Investment of Porch Group shares held on HOA’s balance sheet will be reviewed quarterly for surplus calculation, with a discount to market value applied to the amount included in surplus per insurance accounting rules. INSURANCE Premium Variable Costs +8% Surplus Contribution (25)% $3,000 Interest Income Porch Insurance Services Surplus Generation +2% (80)% Rate increases to 25% Contributions increase from 3% to 8% 5% Surplus Generation $150 Illustrative OPPORTUNITY STRATEGY GROWTHTEAM PIRE HEALTH

OPPORTUNITY TEAM STRATEGY GROWTH PIRE HEALTH INSURANCE

Surplus Bolstered with Porch Stock Flywheel Strategy[1,2]


PRCH stock price increases
PIRE's surplus increases
Can grow premium faster
More fee based income for Porch

In 2024, Porch Group contributed 18.3m newly issued shares of common stock to HOA to support the planned transition to a reciprocal exchange to help bolster HOA's balance sheet strength and financial stability after the Q2 2024 weather impacted surplus. See the Current Report on Form-8K filed with the SEC on August 6, 2024 for additional details.

(1) The value of Porch Group common stock can be volatile and results may vary materially from what has been disclosed. You should not rely on this example as an indication or promise of future performance. A decline in the share price of Porch Group common stock will result in a negative impact to the surplus position. Please refer to slide 2 of the presentation for important disclaimers., including the discussion of risks that could cause actual results to differ materially.

(2) Investment of Porch Group shares held on HOA's balance sheet will be reviewed quarterly for surplus calculation, with a discount to market value applied to the amount included in surplus per insurance accounting rules.

Porch Group

Copyright 2024 Porch Group, Inc. All rights reserved
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Copyright 2024 Porch Group, Inc. All rights reserved 3-Tier Reinsurance Strategy Reduces Risk & Costs 50 INSURANCE Note: The current reinsurance program renews on April 1, 2025. This slide represents the expected reinsurance strategy at renewal. Excess Of Loss (“XOL”) Quota Share (“QS”) 3rd Party Reinsurance Porch Captive Non-weather QS Mitigates Weather Risk Capital Efficiency OPPORTUNITY STRATEGY GROWTHTEAM PIRE HEALTH

OPPORTUNITY TEAM STRATEGY GROWTH PIRE HEALTH INSURANCE

Our Insurance Services' Captive Will Support PIRE Growth

Why?

Improve capital efficiency to scale faster

How?

Non-weather quota share reinsurance

Risk?

Mitigates weather exposure[1]

Results?

Revenue of ~20% of GWP with healthy "market" margin

1) Weather exposure mitigation begins when the Reciprocal acquires HOA in early January 2025. Further weather mitigation as of the new reinsurance treaty year beginning 4/1/25 when Porch's captive is expected to not participate in weather-related reinsurance. Leading up to 4/1/25 we will still have CAT exposure in Q1 as the legacy contract runs out

Porch Group

Copyright 2024 Porch Group, Inc. All rights reserved
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Copyright 2024 Porch Group, Inc. All rights reserved Porch Captive Increases Premium Capacity by >50% 52 INSURANCE Baseline rate at Reciprocal $500m GWP needs $167m 5 : 1 GWP : Surplus 3 : 1 GWP : Surplus 7 : 1 GWP : Surplus Blended effective rate $500m GWP needs $100m Porch Captive rate (Non-weather QS) $500m GWP needs $71m OPPORTUNITY STRATEGY GROWTHTEAM PIRE HEALTH

Copyright 2024 Porch Group, Inc. All rights reserved 53 Segment Summary INSURANCEOPPORTUNITY STRATEGY GROWTHTEAM PIRE HEALTH Manisha Patel SVP Finance

Copyright 2024 Porch Group, Inc. All rights reserved 54 $290m $200m $245m $82m $155m $195m $25m $55m $80m 2024 Target 2025 Target 2026 Target Revenue Gross Profit3 Adjusted EBITDA4 Insurance Services Financial Summary $500m GWP $600m GWP$440m GWP INSURANCE Gross Written Premium1 2 1) 2024 gross written premium guidance, as of Q3’24 earnings in November 2024, was $460m to $470m. Premiums related to warranty have been excluded for comparability with medium- and long-term targets. See slide 2 for additional information regarding financial targets. 2) We do not currently guide to or operate under this segment. Please see slide 197 in appendix for more detail regarding 2024 illustrative targets and segment reporting change expected to begin in Q1 2025. 3) Starting 2025 Revenue less Cost of Revenue disclosure was revised to Gross Profit. We expect to reclassify approximately $10 million of 2024 costs for the consolidated Company from operating expenses into cost of revenue to conform to the new presentation beginning in 2025. 4) Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and appendix for important information regarding non-GAAP measures and financial targets. OPPORTUNITY STRATEGY GROWTHTEAM PIRE HEALTH

Copyright 2024 Porch Group, Inc. All rights reserved Porch Insurance Services: Predictable, Scalable Model 55 INSURANCE $245m 2026 Revenue Target $195m 2026 Gross Profit Target $80m 2026 Adj EBITDA1 Target 1) GWP: $600m 2) Take Rate: ~20% 3) QS Rate: ~20% 4) Surplus Note Interest Income ~80% gross margin 30-35% 2026 margin 80%+ incremental margins 40%+ long-term margins 1) Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and appendix for important information regarding non-GAAP measures and financial targets. Predictable Recurring OPPORTUNITY STRATEGY GROWTHTEAM PIRE HEALTH

Copyright 2024 Porch Group, Inc. All rights reserved Building to Our 2026 Adj EBITDA Target 56 Insurance Services $80 million Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and appendix for important information regarding non-GAAP measures and financial targets.

Copyright 2024 Porch Group, Inc. All rights reserved 57 Software & Data Matthew Neagle Chief Operating Officer Nicole Pelley EVP & GM, Porch Platform

Copyright 2024 Porch Group, Inc. All rights reserved Porch: A New Kind of Homeowners Insurance Company 58 Warranty, moving and home management services Differentiators to win Insurance Services Consumer Services Best for homebuyers Advantaged underwriting More protection Unique dataUnique data Data Platform & distribution & experience SOFTWARE & DATASOFTWARE TITLE INSPECTION OTHER SaaS for home inspection, title, mortgage, and roofing Vertical SoftwareSoftw re & Data Unique data on ~90% US homes and strong SaaS margins

Copyright 2024 Porch Group, Inc. All rights reserved Software & Data Segment: By the Numbers 59 SOFTWARE & DATASOFTWARE TITLE INSPECTION OTHER $90m $70m $15m Revenue Gross Profit Adj EBITDA ~$3,000 Average Revenue per Company ~27k Number of Companies 2024 Target 78% Gross Margin 17% Adj EBITDA margin 1) We do not currently guide to or operate under this segment. Please see slide 197 in appendix for more detail regarding 2024 illustrative targets and segment reporting change expected to begin in Q1 2025. 1

Copyright 2024 Porch Group, Inc. All rights reserved 60 Leading Software Businesses Rynoh Title Software Inspection Software Other Software Unique Data Advantage SOFTWARE TITLE INSPECTION OTHER SOFTWARE & DATA

SOFTWARE TITLE INSPECTION OTHER
SOFTWARE & DATA

Our Software Supports Key Moments in Home Journey

Rynoh

Floify

ISN
Inspection Support Network

Porch Insurance

- Mortgage application begins
- Receives inspection
  Title file opened
- Porch App & Moving Concierge
- Purchases home insurance
- Books movers
  Purchases home warranty
- Sets up utilities and cable and security
- Home projects

Porch Group

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61

Copyright 2024 Porch Group, Inc. All rights reserved 62 Rynoh Title Software Matthew Neagle Chief Operating Officer SOFTWARE & DATASOFTWARE TITLE INSPECTION OTHER

SOFTWARE TITLE INSPECTION OTHER
SOFTWARE & DATA

Rynoh: Leader in Title Industry with 40% Transactions

Agent's Transaction Software

Settlement Summary

Title Agent's Bank

Rynoh Software


RynohLive
Sign in

~25m
Transactions protected[1]

~$8tn
Funds protected[1]

(1) Since Rynoh was founded in 2007.

Porch Group
Copyright 2024 Porch Group, Inc. All rights reserved
63

SOFTWARE TITLE INSPECTION OTHER
SOFTWARE & DATA

The Gold Standard in Title Software Solutions

One Easy-To-Use Platform

RynohLive®
Automated Escrow Reconciliation

RynohEscheat
Escheatment

RynohVerifi
Account Validation

Key Metrics

~2,600	# of title companies
99.3%	Monthly Logo Retention[1]
75	Net Promoter Score
>7	LTV / CAC

(1) Defined as average monthly logo retention rate from September 2023 to September 2024

Porch Group
Copyright 2024 Porch Group, Inc. All rights reserved
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Copyright 2024 Porch Group, Inc. All rights reserved 65 Inspection Software SOFTWARE & DATATITLE INSPECTION OTHERSOFTWARE Matthew Neagle Chief Operating Officer

SOFTWARE TITLE INSPECTION OTHER
SOFTWARE & DATA

Inspection is a Critical Part of the Home Purchase

Costly Process



~$300-$1000+
cost per inspection

Provides Detailed Info



~3 to 4 hours on-site

Critical Step



~90% home purchases
have an inspection

Based on internal data.

Porch Group

Copyright 2024 Porch Group, Inc. All rights reserved
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SOFTWARE TITLE INSPECTION OTHER
SOFTWARE & DATA

We Support All Parts of an Inspection Business

ISN Inspection Support Network — CRM and Workflow

Palmtech HIP — Report Writer

GUARDIAN — Payment Processing

ACC Professional Services for Inspectors — Office Services

Inspector Services Group — Growth Tools

Key Metrics

~9,000	Inspection Companies[1]
>40%	Of Inspections[2]
99.3%	Monthly Logo Retention[3]
48	NPS[4]

(1) Unique inspection companies across all Porch inspection products.
(3) Average monthly logo retention for ISN from September 2023 to September 2024.
(2) ISN inspection volume as a percentage of estimated home inspections (90% of YTD 2024 existing home sales as reported by NAR).
(4) A new NPS collection process was implemented for ISN in February 2024. Results are for February through October 2024.

Porch Group
Copyright 2024 Porch Group, Inc. All rights reserved
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Copyright 2024 Porch Group, Inc. All rights reserved 68 Other Software SOFTWARE & DATAINSPECTION OTHERTITLESOFTWARE Matthew Neagle Chief Operating Officer

Copyright 2024 Porch Group, Inc. All rights reserved Other Software Solutions Bring Further Value 69 >7,500 loan officers >1,700 roofing companies SOFTWARE & DATAOTHERINSPECTIONTITLESOFTWARE

Copyright 2024 Porch Group, Inc. All rights reserved 70 Our Progress SOFTWARE & DATASOFTWARE DATA Matthew Neagle Chief Operating Officer

Copyright 2024 Porch Group, Inc. All rights reserved The Housing Industry is Facing Headwinds 71 All data represents millions unless otherwise stated. (1) Source: US Census New Residential Sales, National Association of Realtors (2) Source: Mortgage Bankers Association Home Sales Transactions1 Declined… 6.9 5.7 4.8 4.8 2021 2022 2023 2024 …So Did Refinance Transactions2 8.3 2.0 1.0 1.7 2021 2022 2023 2024 SOFTWARE & DATASOFTWARE DATA

Copyright 2024 Porch Group, Inc. All rights reserved But We Continued to Innovate 72 IntraDay Wire & analytics Q1 2022 Secure & Pay bundle Q3 2022 Verifi launch Q4 2023 Escheat launch Q1 2023 RynohVerifi Bundle Q3 2024 FlexFund Q1 2022 Connected Inspection Reports to Porch App Q4 2022 Co-Mortgagors Support Q2 2022 Dual AUS with Desktop Originator Q2 2023 Employment and income verification Q3 2024 ISN Report Writer Q4 2023 Rynoh Inspection Floify SOFTWARE & DATASOFTWARE DATA

Copyright 2024 Porch Group, Inc. All rights reserved Resulting in Continued Increase in Revenue Per Transaction 73 $2.47 $3.68 $4.87 $6.28$6.53 $8.29 $8.68 $9.77 2021 2022 2023 2024 Estimate (1) Includes transactions from Floify (number of loan applications), ISN (number of inspections), Rynoh (number of closed files). Revenue includes Floify, ISN, Rynoh, and Guardian. Includes revenue from the full suite of Inspection, Mortgage, Title and Roofing solutions inclusive of acquisitions. SOFTWARE & DATASOFTWARE DATA Total Software1 Rynoh

Copyright 2024 Porch Group, Inc. All rights reserved 74 Our Unique Data Platform SOFTWARE & DATA Nicole Pelley EVP & GM, Porch Platform SOFTWARE DATA CONSUMER VALUECARRIERS VALUEPIRE VALUE BRAND VALUEPLATFORM

Copyright 2024 Porch Group, Inc. All rights reserved 75 Leading Software Businesses Unique Data Advantage Our Unique Data Platform How We Create Value SOFTWARE & DATASOFTWARE DATA CONSUMER VALUECARRIERS VALUEPIRE VALUE BRAND VALUEPLATFORM

SOFTWARE DATA PLATFORM PIRE VALUE CARRIERS VALUE BRAND VALUE CONSUMER VALUE SOFTWARE & DATA

We've Invested Deeply In Our Data Platform

Began with home data

Acquired software systems with unique data

Acquired V12

Early insights into ~90% of movers

Integrated HOA data

Property data correlation to claims

Insights into ~90% of homes

Began generating revenue from Home Factors

Porch Group

Copyright 2024 Porch Group, Inc. All rights reserved
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Copyright 2024 Porch Group, Inc. All rights reserved Our Modern and AI Focused Technology Platform Sourcing data Extracting data Making data actionable SOFTWARE & DATASOFTWARE CONSUMER VALUECARRIERS VALUEPIRE VALUE BRAND VALUEPLATFORM 1 2 3 DATA 77

SOFTWARE DATA PLATFORM PIRE VALUE CARRIERS VALUE BRAND VALUE CONSUMER VALUE SOFTWARE & DATA

Billions of Data Insights on Properties and Households


Property Info
Home interior
Home exterior
Risk insights
Car in the garage
Homebuyers
Movers
Household Info
Wealth / Financial
Buyer intent
Interests / hobbies
Life events
Demographics
Active shoppers

Copyright 2024 Porch Group, Inc. All rights reserved
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Copyright 2024 Porch Group, Inc. All rights reserved Data Creates Value in Multiple Ways 79 SOFTWARE & DATA Improved pricing and risk for PIRE & HOA Adding value to our customer experiences Improved pricing and risk for other carriers Helping businesses target the right consumers 1 4 2 3 CONSUMER VALUECARRIERS VALUEPIRE VALUE BRAND VALUEPLATFORMSOFTWARE DATA

Copyright 2024 Porch Group, Inc. All rights reserved 80 Creating Value For PIRE / HOA SOFTWARE & DATA Nicole Pelley EVP & GM, Porch Platform CONSUMER VALUECARRIERS VALUEPIRE VALUE BRAND VALUEPLATFORMSOFTWARE DATA

Copyright 2024 Porch Group, Inc. All rights reserved Data Types to Predict and Price Risk 81 Home interior and exterior data is hard and expensive to source Person Geography Home SOFTWARE & DATACONSUMER VALUECARRIERS VALUEPIRE VALUE BRAND VALUEPLATFORMSOFTWARE DATA

Copyright 2024 Porch Group, Inc. All rights reserved Ability to Better Segment Homes 82 Competitors know how people and geographies are unique SOFTWARE & DATACONSUMER VALUECARRIERS VALUEPIRE VALUE BRAND VALUEPLATFORMSOFTWARE DATA

Copyright 2024 Porch Group, Inc. All rights reserved Ability to Better Segment Homes 83 We know how people, geographies, and homes are unique SOFTWARE & DATACONSUMER VALUECARRIERS VALUEPIRE VALUE BRAND VALUEPLATFORMSOFTWARE DATA

SOFTWARE DATA PLATFORM PIRE VALUE CARRIERS VALUE BRAND VALUE CONSUMER VALUE SOFTWARE & DATA

We Are Producing Unique Insights

- Foundation repair/replace
- Electrical panel repair
- Windows repair/replace
- Roofing repair/replace
- Electrical wiring repair
- Electrical outlet repair flag
- Sump pump repair/replace



Copyright 2024 Porch Group, Inc. All rights reserved
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SOFTWARE DATA PLATFORM PIRE VALUE CARRIERS VALUE BRAND VALUE CONSUMER VALUE
SOFTWARE & DATA

We Are Producing Unique Insights



- Foundation type
- Electrical sub-panel present
- Water intrusion present
- Skylight present
- Sump pump present
- Swimming pool present
- Water heater tankless

Copyright 2024 Porch Group, Inc. All rights reserved

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SOFTWARE DATA PLATFORM PIRE VALUE CARRIERS VALUE BRAND VALUE CONSUMER VALUE SOFTWARE & DATA

We Are Producing Unique Insights

- Piping material
- Water heater capacity
- Basement finish flag
- Electrical panel capacity
- Roofing materials
- Water intrusion location
- Water heater location



Copyright 2024 Porch Group, Inc. All rights reserved
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SOFTWARE DATA PLATFORM PIRE VALUE CARRIERS VALUE BRAND VALUE CONSUMER VALUE SOFTWARE & DATA

Electrical Panel Needing Repair / Replacement

Indicates ~41% higher claims frequency


18% discount
Current pricing
13% surcharge

39% of Policyholders WITHOUT electrical panel repair

33% of Policyholders WITH electrical panel repair needed

Copyright 2024 Porch Group, Inc. All rights reserved
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Copyright 2024 Porch Group, Inc. All rights reserved Electrical Panel Capacity Less Than 100 Amps 88 Indicates ~45% higher claims frequency 13% of Policyholders WITH a panel LESS THAN 100 amps 41% of Policyholders with a panel GREATER THAN 100 amps Current pricing 9% surcharge 5% discount SOFTWARE & DATACONSUMER VALUECARRIERS VALUEPIRE VALUE BRAND VALUEPLATFORMSOFTWARE DATA

SOFTWARE DATA PLATFORM PIRE VALUE CARRIERS VALUE BRAND VALUE CONSUMER VALUE SOFTWARE & DATA

Copper Pipes

Indicates ~39% higher claims frequency


10%
discount
Current
pricing
12%
surcharge

46% of Policyholders
WITHOUT copper pipes

37% of Policyholders
WITH copper pipes

Porch Group

Copyright 2024 Porch Group, Inc. All rights reserved
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SOFTWARE DATA PLATFORM PIRE VALUE CARRIERS VALUE BRAND VALUE CONSUMER VALUE SOFTWARE & DATA

Roof Needing Repair / Replacement

Indicates ~30% higher claims frequency


6% discount
Current pricing
8% surcharge

31% of Policyholders
WITHOUT roof repair / replacement needed

33% of Policyholders
WITH roof repair / replacement needed

Porch Group

Copyright 2024 Porch Group, Inc. All rights reserved
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SOFTWARE DATA PLATFORM PIRE VALUE CARRIERS VALUE BRAND VALUE CONSUMER VALUE SOFTWARE & DATA

Presence of Skylight

Indicates ~19% higher claims frequency and 8% greater claims severity


8% discount
Current pricing
9% surcharge

46% of Policyholders
WITHOUT skylights

34% of Policyholders
WITH skylights

Copyright 2024 Porch Group, Inc. All rights reserved
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SOFTWARE DATA PLATFORM PIRE VALUE CARRIERS VALUE BRAND VALUE CONSUMER VALUE SOFTWARE & DATA

Foundation Type

A foundation type of basement
Indicates ~27% higher claims frequency


8%
discount
Current
pricing
10%
surcharge

29% of Policyholders
WITHOUT a basement

35% of Policyholders
WITH a basement

Copyright 2024 Porch Group, Inc. All rights reserved
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SOFTWARE DATA PLATFORM PIRE VALUE CARRIERS VALUE BRAND VALUE CONSUMER VALUE SOFTWARE & DATA

Windows Needing Repair / Replacement

Indicates ~32% higher claims frequency


12% discount
Current pricing
16% surcharge

42% of Policyholders
WITHOUT roof repair / replacement needed

29% of Policyholders
WITH window repair / replacement needed

Copyright 2024 Porch Group, Inc. All rights reserved
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Copyright 2024 Porch Group, Inc. All rights reserved Home Factors Insights Used in Pricing Across 18 HOA States 94 SOFTWARE & DATACONSUMER VALUECARRIERS VALUEPIRE VALUE BRAND VALUEPLATFORMSOFTWARE DATA

Copyright 2024 Porch Group, Inc. All rights reserved 95 Creating Value For Other Carriers Nicole Pelley EVP & GM, Porch Platform SOFTWARE & DATACONSUMER VALUECARRIERS VALUEPIRE VALUE BRAND VALUEPLATFORMSOFTWARE DATA

Copyright 2024 Porch Group, Inc. All rights reserved 10% CAGR Massive Opportunity with 3rd Party Insurance Carriers 96 US Insurance Analytics TAM Source: Insurance Analytics Market Report by Component, Deployment Mode, Enterprise Size, Application, End User, and Region 2024-2032 SOFTWARE & DATACONSUMER VALUECARRIERS VALUE BRAND VALUE $7bn 2023 $16bn 2032 PIRE VALUEPLATFORMSOFTWARE DATA

Copyright 2024 Porch Group, Inc. All rights reserved 97 Every 1% improvement in losses could equate to ~$1bn in annual savings SOFTWARE & DATACONSUMER VALUECARRIERS VALUE BRAND VALUEPIRE VALUEPLATFORMSOFTWARE DATA

Copyright 2024 Porch Group, Inc. All rights reserved The market is massive 98 SOFTWARE & DATACONSUMER VALUECARRIERS VALUE BRAND VALUEPIRE VALUEPLATFORMSOFTWARE DATA

Copyright 2024 Porch Group, Inc. All rights reserved Our data is valuable 99 SOFTWARE & DATACONSUMER VALUECARRIERS VALUE BRAND VALUEPIRE VALUEPLATFORMSOFTWARE DATA

Copyright 2024 Porch Group, Inc. All rights reserved Margins are high 100 SOFTWARE & DATACONSUMER VALUECARRIERS VALUE BRAND VALUEPIRE VALUEPLATFORMSOFTWARE DATA

Copyright 2024 Porch Group, Inc. All rights reserved Data Can Add Value in Many Ways 101 Pricing Underwriting Costs and Time Renewals MarketingReinsurance SOFTWARE & DATACONSUMER VALUECARRIERS VALUE BRAND VALUEPIRE VALUEPLATFORMSOFTWARE DATA

Copyright 2024 Porch Group, Inc. All rights reserved Recent Case Study: Bamboo Insurance 102 We’re thrilled to partner with Porch Group Media and have the opportunity to leverage Home Factor’s exclusive data insights to further elevate our risk selection. As a business, we’re always looking for opportunities to crank up our efficiencies. Given Home Factors' ability to provide us with unique property data that directly supports our underwriting processes, this partnership was simply a no-brainer.” - Brian Suzuki, Chief Insurance Officer Bamboo Insurance SOFTWARE & DATACONSUMER VALUECARRIERS VALUE BRAND VALUEPIRE VALUEPLATFORMSOFTWARE DATA

SOFTWARE DATA PLATFORM PIRE VALUE CARRIERS VALUE BRAND VALUE CONSUMER VALUE SOFTWARE & DATA

What's Next?

Ramp Sales

Outreach to ~90% carriers over the next ~18 months

More Factors

100 factors ~EOY 25

Price per factor

Brand Awareness

Clients stay competitive

Porch Group

Copyright 2024 Porch Group, Inc. All rights reserved

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Copyright 2024 Porch Group, Inc. All rights reserved 104 Creating Value With Brands Nicole Pelley EVP & GM, Porch Platform SOFTWARE & DATACONSUMER VALUECARRIERS VALUE BRAND VALUEPIRE VALUEPLATFORMSOFTWARE DATA

SOFTWARE DATA PLATFORM PIRE VALUE CARRIERS VALUE BRAND VALUE CONSUMER VALUE SOFTWARE & DATA

We Help Brands Target Specific Needs

Window Replacement

Roof Condition/Repair

People Moving

Siding

- ✓ Home Retailers
- ✓ Home Improvement
- ✓ Real Estate Investors
- ✓ Financial Services

Copyright 2024 Porch Group, Inc. All rights reserved
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SOFTWARE DATA PLATFORM PIRE VALUE CARRIERS VALUE BRAND VALUE CONSUMER VALUE SOFTWARE & DATA

Case Study: Frontpoint Security

Proven Results:

- Improved mover targeting by 7.7%
- Increased customer retention by over 8%
- Overall Result: Revenue growth

"We've seen **solid success** with Porch Group Media's MoverMatch in terms of **customer retention**. They quickly got us up and running with weekly data refreshes and have been a consistent and valuable partner since day one."

Porch Group

Copyright 2024 Porch Group, Inc. All rights reserved
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Copyright 2024 Porch Group, Inc. All rights reserved 107 Creating Value For Consumers SOFTWARE & DATACONSUMER VALUEBRAND VALUECARRIERS VALUEPIRE VALUEPLATFORMSOFTWARE DATA Nicole Pelley EVP & GM, Porch Platform

Copyright 2024 Porch Group, Inc. All rights reserved We Use Data to Help Consumers Save Time & Reduce Risk 108 SOFTWARE & DATACONSUMER VALUEBRAND VALUECARRIERS VALUEPIRE VALUEPLATFORMSOFTWARE DATA

Copyright 2024 Porch Group, Inc. All rights reserved 109 Data Summary SOFTWARE & DATASOFTWARE DATA Nicole Pelley EVP & GM, Porch Platform

SOFTWARE DATA SOFTWARE & DATA

Clear Upside as We Look Ahead

Key Milestone

Existing business +
~60 carriers

12 factors per account

~$100m Revenue

And We Have More Opportunities

Onboarding more carriers

Increasing # of factors per account

Increasing the cost per factor

Porch Group

Copyright 2024 Porch Group, Inc. All rights reserved
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Copyright 2024 Porch Group, Inc. All rights reserved Wrapping Up 111 Our data is unique and valuable This can be a big business within the next ~5 years The market is large1 3 2 SOFTWARE & DATASOFTWARE DATA

Copyright 2024 Porch Group, Inc. All rights reserved 112 Segment Summary Matthew Neagle Chief Operating Officer SOFTWARE & DATA

Copyright 2024 Porch Group, Inc. All rights reserved Software & Data Financial Summary 113 $90m $105m $130m $70m $85m $105m $15m $25m $40m 2024 Target 2025 Target 2026 Target Revenue Gross Profit2 Adjusted EBITDA3 SOFTWARE & DATA 1) We do not currently guide to or operate under this segment. Please see slide 197 in appendix for more detail regarding 2024 illustrative targets and segment reporting change expected to begin in Q1 2025. 2) Starting 2025 Revenue less Cost of Revenue disclosure was revised to Gross Profit. We expect to reclassify approximately $10 million of 2024 costs for the consolidated Company from operating expenses into cost of revenue to conform to the new presentation beginning in 2025. 3) Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and appendix for important information regarding non-GAAP measures and financial targets. 1 SOFTWARE DATA

Copyright 2024 Porch Group, Inc. All rights reserved 114 Insurance Services Software & Data $80 million $40 million Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and appendix for important information regarding non-GAAP measures and financial targets. Building to Our 2026 Adj EBITDA Target

Copyright 2024 Porch Group, Inc. All rights reserved Consumer Services 115 Matthew Neagle Chief Operating Officer

Copyright 2024 Porch Group, Inc. All rights reserved Porch: A New Kind of Homeowners Insurance Company 116 Differentiators to win Insurance Services Best for homebuyers Advantaged underwriting More protection Unique data SaaS for home inspection, title, mortgage, and roofing Vertical SoftwareSoftw re & Data Unique data on ~90% US homes and strong SaaS margins Unique data Data Platform & distribution & experience CONSUMER SERVICES Warranty, moving and home management services Consumer Services

Copyright 2024 Porch Group, Inc. All rights reserved Consumer Services Segment: By the Numbers 117 $70m $53m $10m Revenue Gross Profit Adj EBITDA ~$350 Average Revenue per Monetized Service ~205k Number of Monetized Services 2024 Target 76% Gross Margin 14% Adj EBITDA margin CONSUMER SERVICES 1) We do not currently guide to or operate under this segment. Please see slide 197 in appendix for more detail regarding 2024 illustrative targets and segment reporting change expected to begin in Q1 2025. 1

Copyright 2024 Porch Group, Inc. All rights reserved CONSUMER SERVICES 118 Strategic Consumer Access Warranty Moving MOVINGWARRANTYCONSUMERS

Copyright 2024 Porch Group, Inc. All rights reserved 119 Strategic Consumer Access CONSUMER SERVICES Matthew Neagle Chief Operating Officer MOVINGWARRANTYCONSUMERS

Copyright 2024 Porch Group, Inc. All rights reserved Well Positioned to Grow through Diverse Demand Channels 120 Real Estate & Inspection D2C Insurance Utilities Partnerships CONSUMER SERVICESMOVINGWARRANTYCONSUMERS

CONSUMERS WARRANTY MOVING CONSUMER SERVICES

Connecting with Consumers Across the Home Journey

Moving Services


Packing and
Loading Assistance
See which provider fits your needs.
HIRE A HELPER

>95% CSAT[1]

Moving Concierge



Porch Home Concierge

"My team can help you throughout the entire moving process, down to every last detail."

>87% CSAT[1]

Porch App & Website


Moving made easy

~300k consumers helped

(1) Source: Porch Internal; CSAT is the % of users that engage with Porch who rate our services as either Satisfied or Very Satisfied. Data is 2024 YTD.

Porch Group

Copyright 2024 Porch Group, Inc. All rights reserved
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CONSUMERS WARRANTY MOVING CONSUMER SERVICES

We Execute High Value Services for Consumers

Warranty[1]	Moving	TV/Internet	Security
~35k consumers	~85k consumers	~43k consumers	~4.5k consumers
$1,600 LTV	$169 LTV	$115 LTV	$875 LTV

Notes:
All numbers per 2024 estimates or targets for the full year.
1) This includes only our whole home warrants and excludes free 90 day warranties and micro warranties.

Porch Group

Copyright 2024 Porch Group, Inc. All rights reserved
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Copyright 2024 Porch Group, Inc. All rights reserved 123 Warranty CONSUMER SERVICESMOVINGWARRANTYCONSUMERS Matthew Neagle Chief Operating Officer

CONSUMERS WARRANTY MOVING CONSUMER SERVICES

More Than Just Warranty: Comprehensive Protection

We provide warranty products to over 230k consumers today

Whole Home

~35k consumers

1 year & 3 year offering

90 Day

~133k consumers

Value-add to PIRE Customers

Micro Warranty

~70k consumers

Service lines, Surge etc.

81 NPS

Note: Porch Internal: all data is projected 2024 totals as of November 2024. NPS is a weighted average across all warranty products.

Copyright 2024 Porch Group, Inc. All rights reserved

Porch Group 124

Copyright 2024 Porch Group, Inc. All rights reserved Well Positioned to Grow through Diverse Demand Channels 125 CONSUMER SERVICESMOVINGWARRANTYCONSUMERS Real Estate & Inspection D2C Insurance Utilities Partnerships

Copyright 2024 Porch Group, Inc. All rights reserved Offering More Protection to Insureds is a Real Opportunity 126 CONSUMER SERVICES % of Homebuyers Who Would Consider Buying a Home Warranty Consumers Expected Price For Home Warranty $951 Average $481 Median Source: Freed Vance Research Group, PIRE Consumer Market Assessment Study 10/24/24. Homebuyer; anyone who bought a new home in the past 12 months or intends to buy a new home in the next 6 months. MOVINGWARRANTYCONSUMERS 81% 19% Yes No

Copyright 2024 Porch Group, Inc. All rights reserved Offering More Protection is a Differentiator 127 CONSUMER SERVICESMOVINGWARRANTYCONSUMERS

Copyright 2024 Porch Group, Inc. All rights reserved How We Protect More CONSUMER SERVICESMOVINGWARRANTYCONSUMERS With Extra Coverages, including: Service line coverage Water and sewer coverage Residential glass coverage Refrigerated product coverage 90-day whole-home warranty at no extra cost 128

Copyright 2024 Porch Group, Inc. All rights reserved 129 Moving Services CONSUMER SERVICESMOVINGWARRANTYCONSUMERS Matthew Neagle Chief Operating Officer

Copyright 2024 Porch Group, Inc. All rights reserved We’re the 2nd Largest Moving Labor Provider 130 CONSUMER SERVICES ~90k completed moves in 2024 with 4.8/5 customer satisfaction Long-term partnerships with largest moving companies Operating several brands on 1 platform MOVINGWARRANTYCONSUMERS

Copyright 2024 Porch Group, Inc. All rights reserved We Have a Bigger Opportunity Across All Moving Services 131 CONSUMER SERVICES Labor Only Moving Services Local Full Service 2024 Launch $0.4bn TAM $3.5bn TAM Ancillaries 2025 Launch Market Size Notes: Estimated from a combination of 1) IBISWorld - Moving Services in the US - Market Research Report (2014-2029), 2) MoveBuddha 2024 Survey: https://www.movebuddha.com/blog/moving-industry-statistics/, 3) Census Data, and 4) Internal Job Value Data MOVINGWARRANTYCONSUMERS $1.0bn TAM

Copyright 2024 Porch Group, Inc. All rights reserved MovingPlace: One Stop Shop for Moving Services 132 CONSUMER SERVICESMOVINGWARRANTYCONSUMERS

Copyright 2024 Porch Group, Inc. All rights reserved Uninterested 21% Neither 17% Somewhat Interested 34% Very Interested 28% Our Target Market for Insurance Values Moving Help 133 CONSUMER SERVICES 62% Homebuyers Interested In A Moving Concierge Source: Freed Vance Research Group, PIRE Consumer Market Assessment Study 10/24/24. Homebuyer; anyone who bought a new home in the past 12 months or intends to buy a new home in the next 6 months. MOVINGWARRANTYCONSUMERS

Copyright 2024 Porch Group, Inc. All rights reserved Moving Services Help Us Standout to Homebuyers 134 CONSUMER SERVICESMOVINGWARRANTYCONSUMERS

Copyright 2024 Porch Group, Inc. All rights reserved 135 Segment Summary CONSUMER SERVICES Matthew Neagle Chief Operating Officer

Copyright 2024 Porch Group, Inc. All rights reserved Consumer Services Financial Summary 136 $70m $75m $85m $53m $57m $65m $10m $15m $20m 2024 Target 2025 Target 2026 Target Revenue Gross Profit2 Adjusted EBITDA3 CONSUMER SERVICES 1) We do not currently guide to or operate under this segment. Please see slide 197 in appendix for more detail regarding 2024 illustrative targets and segment reporting change expected to begin in Q1 2025. 2) Starting 2025 Revenue less Cost of Revenue disclosure was revised to Gross Profit. We expect to reclassify approximately $10 million of 2024 costs for the consolidated Company from operating expenses into cost of revenue to conform to the new presentation beginning in 2025. 3) Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and appendix or important information regarding non-GAAP measures and financial targets. 1

Copyright 2024 Porch Group, Inc. All rights reserved 137 Insurance Services Software & Data Consumer Services $80 million $40 million $20 million Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and appendix for important information regarding non-GAAP measures and financial targets. Building to Our 2026 Adj EBITDA Target

Copyright 2024 Porch Group, Inc. All rights reserved 138 Financials Shawn Tabak Chief Financial Officer

Copyright 2024 Porch Group, Inc. All rights reserved 139 2026 Target Breakdown Housekeeping Items Long-Term Value FINANCIAL OUTLOOKHOUSEKEEPING VALUETARGETS

Copyright 2024 Porch Group, Inc. All rights reserved We’ve Grown Rapidly Since Going Public 140 $72 $192 $276 $430 $450 $375 $450 2020 2021 2022 2023 2024 Target 2025 Target 2026 Target Total Revenue ($m) Revenue Less Cost of Revenue ($m) ~60% 4-year CAGR $55 $134 $168 $210 $205 $300 $365 2020 2021 2022 2023 2024 Target 2025 Target 2026 Target ~40% 4-year CAGR FINANCIAL OUTLOOKHOUSEKEEPINGTARGETS 2024 reflects mid-point of 2024 revenue and revenue less cost of revenue guidance, as of Q3’24 earnings. Following the expected launch of PIRE and sale of Homeowners of America Insurance Company to PIRE in January 2025, the results at PIRE or HOA will be excluded. See slide 2 for additional information regarding financial targets. Starting 2025 Revenue less Cost of Revenue disclosure was revised to Gross Profit. We expect to reclassify approximately $10 million of 2024 costs for the consolidated Company from operating expenses into cost of revenue to conform to the new presentation beginning in 2025. VALUE

Copyright 2024 Porch Group, Inc. All rights reserved Expect Gross Margins to Increase Substantially Starting 2025 141 $72 $192 $276 $430 $450 $380 $460 2020 2021 2022 2023 2024 Target 2025 Target 2026 Target Gross Profit ($m) ~60% 4-year CAGR $55 $134 $168 $210 $205 $297 $365 2020 2021 2022 2023 2024 Target 2025 Target 2026 Target ~40% 4-year CAGR FINANCIAL OUTLOOKHOUSEKEEPINGTARGETS Total Revenue ($m) 2024 reflects mid-point of 2024 revenue and revenue less cost of revenue guidance, as of Q3’24 earnings. Following the expected launch of PIRE and sale of Homeowners of America Insurance Company to PIRE in January 2025, the results at PIRE or HOA will be excluded. See slide 2 for additional information regarding financial targets. Starting 2025 Revenue less Cost of Revenue disclosure was revised to Gross Profit. We expect to reclassify approximately $10 million of 2024 costs for the consolidated Company from operating expenses into cost of revenue to conform to the new presentation beginning in 2025. 2025 and 2026 reflect the financials relating to the Porch Group Shareholder Interests, therefore excludes PIRE which is expected to be treated as a non-controlling interest. VALUE

Copyright 2024 Porch Group, Inc. All rights reserved Expect Corporate Spend1 to be Further Reduced In 2025 142 ($61)m ($53)m ($45)m ($40)m 2023 2024 Target 2025 Target 2026 Target FINANCIAL OUTLOOKHOUSEKEEPINGTARGETS 1) Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and appendix for important information regarding non-GAAP measures and financial targets. VALUE

Copyright 2024 Porch Group, Inc. All rights reserved Now an Adjusted EBITDA Profitable Business 143 Adj EBITDA (loss) ($m) ($18) ($24) ($50) ($45) ($2.5) ~$50 ~$100 2020 2021 2022 2023 2024 Target 2025 Target 2026 Target FINANCIAL OUTLOOKHOUSEKEEPINGTARGETS Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and appendix for important information regarding non-GAAP measures and financial targets. 2025 and 2026 reflect the financials relating to the Porch Group Shareholder Interests, therefore excludes PIRE which is expected to be treated as a non-controlling interest. 1) 2024 reflects mid-point of 2024 revenue and revenue less cost of revenue guidance, as of Q3’24 earnings. Following the expected launch of PIRE and sale of Homeowners of America Insurance Company to PIRE in January 2025, the results at PIRE or HOA will be excluded. See slide 2 for additional information regarding financial targets. 1 VALUE

Copyright 2024 Porch Group, Inc. All rights reserved 144 2026 Target Breakdown Shawn Tabak Chief Financial Officer FINANCIAL OUTLOOKHOUSEKEEPINGTARGETS VALUE

Copyright 2024 Porch Group, Inc. All rights reserved 2026 Target Insurance Services $80m Adj EBITDA 145 FINANCIAL OUTLOOKHOUSEKEEPINGTARGETS 1) Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and appendix for important information regarding non-GAAP measures and financial targets. VALUE 1

Copyright 2024 Porch Group, Inc. All rights reserved 146 $440 $500 $600 2024 Target 2025 Target 2026 Target 2026 Target: Insurance Services $80m Adj EBITDA 1,2 Gross Written Premium FINANCIAL OUTLOOKHOUSEKEEPINGTARGETS All numbers are $million unless otherwise stated. 1) 2024 gross written premium guidance, as of Q3’24 earnings in November 2024, was $460m to $470m. Premiums related to warranty have been excluded for comparability with medium- and long-term targets. See slide 2 for additional information regarding financial targets. 2) We do not currently guide to or operate under this segment. Please see slide 197 in appendix for more detail regarding 2024 illustrative targets and segment reporting change expected to begin in Q1 2025. 3) Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and appendix for important information regarding non-GAAP measures and financial targets. VALUE 3

Copyright 2024 Porch Group, Inc. All rights reserved 147 $200 $245 $78 $95 $20 $25 2025 Target 2026 Target Gross Written Premium Revenue $500 GWP $600 GWP 40% Conversion FINANCIAL OUTLOOKHOUSEKEEPING 2026 Target: Insurance Services $80m Adj EBITDA TARGETS All numbers are $million unless otherwise stated. 1) Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and appendix for important information regarding non-GAAP measures and financial targets. VALUE 1

Copyright 2024 Porch Group, Inc. All rights reserved 148 $200 $245 $155 $195 $20 $25 2025 Target 2026 Target Gross Written Premium Revenue Gross Profit $500 GWP $600 GWP 80% Margin FINANCIAL OUTLOOKHOUSEKEEPING 2026 Target: Insurance Services $80m Adj EBITDA1 TARGETS All numbers are $million unless otherwise stated. 1) Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and appendix for important information regarding non-GAAP measures and financial targets. VALUE

Copyright 2024 Porch Group, Inc. All rights reserved 149 $200 $245 $155 $195 $55 $80 2025 Target 2026 Target Gross Written Premium Revenue Gross Profit Adjusted EBITDA $500 GWP $600 GWP 33% Margin FINANCIAL OUTLOOKHOUSEKEEPING 2026 Target: Insurance Services $80m Adj EBITDA1 TARGETS All numbers are $million unless otherwise stated. 1) Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and appendix for important information regarding non-GAAP measures and financial targets. VALUE

Copyright 2024 Porch Group, Inc. All rights reserved 2026 Target Software & Data $40m Adj EBITDA 150 FINANCIAL OUTLOOKHOUSEKEEPINGTARGETS 1) Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and appendix for important information regarding non-GAAP measures and financial targets. VALUE 1

Copyright 2024 Porch Group, Inc. All rights reserved 2026 Target: Software & Data $40m Adj EBITDA 151 $105 $130 $85 $105 $20 $25 2025 Target 2026 Target Revenue Gross Profit Margins Remain Strong FINANCIAL OUTLOOKHOUSEKEEPINGTARGETS All numbers are $million unless otherwise stated. 1) Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and appendix for important information regarding non-GAAP measures and financial targets. VALUE 1

Copyright 2024 Porch Group, Inc. All rights reserved $105 $130 $85 $105 $25 $40 2025 Target 2026 Target 2026 Target: Software & Data $40m Adj EBITDA 152 FINANCIAL OUTLOOKHOUSEKEEPING Revenue Gross Profit Adjusted EBITDA TARGETS All numbers are $million unless otherwise stated. 1) Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and appendix for important information regarding non-GAAP measures and financial targets. VALUE 1

Copyright 2024 Porch Group, Inc. All rights reserved 2026 Target Consumer Services $20m Adj EBITDA 153 FINANCIAL OUTLOOKHOUSEKEEPINGTARGETS 1) Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and appendix for important information regarding non-GAAP measures and financial targets. VALUE 1

Copyright 2024 Porch Group, Inc. All rights reserved 154 $75 $85 $57 $65 $15 $20 2025 Target 2026 Target Gross Profit Margins Remain High FINANCIAL OUTLOOKHOUSEKEEPINGTARGETS All numbers are $million unless otherwise stated. 1) Adjusted EBITDA is a non-GAAP financial measure. Please see and appendix for important information regarding non-GAAP measures and financial targets. Revenue VALUE 2026 Target: Consumer Services $20m Adj EBITDA1

Copyright 2024 Porch Group, Inc. All rights reserved 155 $75 $85 $57 $65 $15 $20 2025 Target 2026 Target Revenue Gross Profit Adjusted EBITDA FINANCIAL OUTLOOKHOUSEKEEPINGTARGETS All numbers are $million unless otherwise stated. 1) Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and appendix for important information regarding non-GAAP measures and financial targets. VALUE 2026 Target: Consumer Services $20m Adj EBITDA1

Copyright 2024 Porch Group, Inc. All rights reserved 156 Further Opportunities Insurance Services • Faster GWP growth (new state expansion, auto, etc.) • Take rate increase Software & Data • Housing market recovery • Home Factors agreements Consumer Services • Housing market recovery • MovingPlace All • M&A • International FINANCIAL OUTLOOKHOUSEKEEPINGTARGETS VALUE

Copyright 2024 Porch Group, Inc. All rights reserved 157 Housekeeping Items FINANCIAL OUTLOOKHOUSEKEEPINGTARGETS Shawn Tabak Chief Financial Officer VALUE

Copyright 2024 Porch Group, Inc. All rights reserved Accounting Basics to Understand 158 1. PIRE owned by its policyholders 2. Porch will consolidate PIRE in our financials in the near term 3. Porch and PIRE cash are separate 4. Shareholder value driven by generating cash for Porch shareholders 5. Adj EBITDA is the best proxy for cash flow in the short term 6. Adj EBITDA includes businesses that impact cash for Porch shareholders (excl. PIRE) FINANCIAL OUTLOOKHOUSEKEEPINGTARGETS VALUE

TARGETS HOUSEKEEPING VALUE FINANCIAL OUTLOOK

Segment Reporting and Adj EBITDA

Illustrative	Insurance Services Segment	Software & Data Segment	Consumer Services Segment	Corporate Costs	Porch Group Shareholder interests	Non-controlling interests (PIRE)	Eliminations	Consolidated
Revenue	X	X	X	X	X	X	X	X
Adjusted EBITDA	**X**	**X**	**X**	**X**	**X**			
Net Income					**X**	**X**	**X**	**X**

Porch Group

Copyright 2024 Porch Group, Inc. All rights reserved

159

Copyright 2024 Porch Group, Inc. All rights reserved Capital Philosophy Priorities 160 Operating Cash Investments Capital Structure Unsecured Convertible Notes FINANCIAL OUTLOOKHOUSEKEEPINGTARGETS Expect to generate cash going forward Risk-adjusted returns in excess of hurdle rate; above WACC $174m par due September 2026; ~75bps coupon (plans to address) Targeting 2-3x leverage ratio VALUE

Copyright 2024 Porch Group, Inc. All rights reserved 161 Long-Term Value FINANCIAL OUTLOOKHOUSEKEEPINGTARGETS VALUE Shawn Tabak Chief Financial Officer

Copyright 2024 Porch Group, Inc. All rights reserved 162 Building valuation model FINANCIAL OUTLOOKHOUSEKEEPINGTARGETS VALUE

TARGETS HOUSEKEEPING VALUE FINANCIAL OUTLOOK

Insurance Services: Sustainable and High Margin

	2025 Target	2026 Target	~10 Years
Revenue	$200m	$245m	$1.3bn
Growth		23%	*23%*
Adjusted EBITDA	$55m	$80m	$430m
Margin	*28%*	*33%*	*33%*

- Revenue growth of 23% based on GWP growth from pricing and policy growth
  - Would require $3bn of GWP to achieve this revenue target, an achievable level
- 33% Adjusted EBITDA margin (we believe long-term Adjusted EBITDA margins should exceed 40%)
- Upside from faster GWP growth, margin accretion, M&A

Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and appendix for important information regarding non-GAAP measures and financial targets.
Note: we're providing estimated targets in the future based on current information and assumptions available to us, and arriving at such numbers require us to make a number of assumptions that may not be true. This is for illustrative purposes only and these numbers should not be relied upon when making an investment decision. There are a number of circumstances in the future that could greatly effect these results that could or could not be within our control. Please see slide 2 for important information regarding financial targets.

Porch Group

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TARGETS HOUSEKEEPING **VALUE** FINANCIAL OUTLOOK

Software and Data: Vertical Software Leaders

	2025 Target	2026 Target	~10 Years
Revenue	$105m	$130m	$580m
Growth		24%	*18%*
Adjusted EBITDA	$25m	$40m	$180m
Margin	*24%*	*31%*	*31%*

- Revenue growth of >20% for 3 years, then reducing over time
- Driven by ARPA growth with high NPS and customer retention
- 31% Adjusted EBITDA margin
- Upside from housing market, Home Factors, margin accretion

Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and appendix for important information regarding non-GAAP measures and financial targets.
Note: we're providing estimated targets in the future based on current information and assumptions available to us, and arriving at such numbers require us to make a number of assumptions that may not be true. This is for illustrative purposes only and these numbers should not be relied upon when making an investment decision. There are a number of circumstances in the future that could greatly effect these results that could or could not be within our control. Please see slide 2 for important information regarding financial targets.

Porch Group

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Copyright 2024 Porch Group, Inc. All rights reserved Consumer Services: Early Access to Homebuyers 165 2025 Target 2026 Target ~10 Years Revenue $75m $85m $230m Growth 13% 13% Adjusted EBITDA $15m $20m $55m Margin 20% 24% 24% • Revenue growth of 13% • Long-term Adjusted EBITDA margin of 24% • Upside from housing market, scaling, and M&A FINANCIAL OUTLOOKHOUSEKEEPINGTARGETS Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and appendix for important information regarding non-GAAP measures and financial targets. Note: we're providing estimated targets in the future based on current information and assumptions available to us, and arriving at such numbers require us to make a number of assumptions that may not be true. This is for illustrative purposes only and these numbers should not be relied upon when making an investment decision. There are a number of circumstances in the future that could greatly effect these results that could or could not be within our control. Please see slide 2 for important information regarding financial targets. VALUE

Copyright 2024 Porch Group, Inc. All rights reserved Corporate Platform: Maintain Cost Control and Create Value 166 2025 Target 2026 Target ~10 Years Adjusted EBITDA $(45)m $(40)m $(60)m • 2026 corporate expense run rate of $40m increasing 5% per year • Secured Notes interest expense of $22.5m per year • Expect to refinance in 2028 at similar rates given expected leverage ratio FINANCIAL OUTLOOKHOUSEKEEPINGTARGETS Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and appendix for important information regarding non-GAAP measures and financial targets. Note: we're providing estimated targets in the future based on current information and assumptions available to us, and arriving at such numbers require us to make a number of assumptions that may not be true. This is for illustrative purposes only and these numbers should not be relied upon when making an investment decision. There are a number of circumstances in the future that could greatly effect these results that could or could not be within our control. Please see slide 2 for important information regarding financial targets. VALUE

TARGETS HOUSEKEEPING **VALUE** FINANCIAL OUTLOOK

Long-Term Totals: $2bn Revenue, $600m Adj EBITDA

	2025 Target	2026 Target	~10 Years
Revenue	$380m	$460m	$2bn
Growth		*21%*	*21%*
Adjusted EBITDA	$50m	$100m	$600m
Margin	*13%*	*22%*	*30%*

- Sustainable 20% growth in base case. Conservative assumptions on margin
- Believe long-term growth rate exceeds 20% & long-term Adjusted EBITDA margins exceed 40%
- Compelling opportunity to generate Adjusted EBITDA & cash flow for Porch shareholders

Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and appendix for important information regarding non-GAAP measures and financial targets.
Note: we're providing estimated targets in the future based on current information and assumptions available to us, and arriving at such numbers require us to make a number of assumptions that may not be true. This is for illustrative purposes only and these numbers should not be relied upon when making an investment decision. There are a number of circumstances in the future that could greatly effect these results that could or could not be within our control. Please see slide 2 for important information regarding financial targets.

Porch Group

Copyright 2024 Porch Group, Inc. All rights reserved
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Copyright 2024 Porch Group, Inc. All rights reserved 168 Building to $15 per share FINANCIAL OUTLOOKHOUSEKEEPINGTARGETS This is an assumption based on a long-term internal model and for illustrative purposes only. This is not a guarantee of future share price or performance. This illustration should not be relied upon when making an investment decision. There are a number of circumstances in the future that could greatly effect the share price of our common stock that could or could not be within our control. See slide 2 for a discussion of risks that could cause actual results and/or share price to differ materially. VALUE

Copyright 2024 Porch Group, Inc. All rights reserved 169 Insurance Services Software & Data Consumer Services $80 million $40 million Corporate Costs $20 million $(40) million 25x 20x 15x $2bn $800m $300m Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and appendix for important information regarding non-GAAP measures and financial targets. Building to Our 2026 Adj EBITDA Target

Copyright 2024 Porch Group, Inc. All rights reserved 170 We are at an inflection point FINANCIAL OUTLOOKHOUSEKEEPINGTARGETS VALUE

Copyright 2024 Porch Group, Inc. All rights reserved 171 We are building a high margin & predictable business FINANCIAL OUTLOOKHOUSEKEEPINGTARGETS VALUE

Copyright 2024 Porch Group, Inc. All rights reserved 172 Porch Playbook How We Work Matt Ehrlichman CEO, Chairman & Founder

Copyright 2024 Porch Group, Inc. All rights reserved Porch Operating Philosophies 173 Consolidated G&A: Scale efficiently Porch Platform: Shared tech, shared services, best practices Decentralized: P&L ownership and resources reside within business units

Copyright 2024 Porch Group, Inc. All rights reserved What is the Porch Platform? 174 Shared Services Data Platform Consumer Experience Operating System Best Practices

Copyright 2024 Porch Group, Inc. All rights reserved Operating Rhythm Supports Execution & Engagement 175 Weekly SLT Check-ins Annual Planning Quarterly Deep Dives Monthly Reviews

Copyright 2024 Porch Group, Inc. All rights reserved Monthly Reviews Drive Consistent Execution 176 Financial Performance OKR/KPI Tracking & Monthly Reviews

Copyright 2024 Porch Group, Inc. All rights reserved Operating Rhythm Supports Execution & Engagement 177 Weekly SLT Check-ins Annual Planning Quarterly Deep Dives Monthly Reviews

Copyright 2024 Porch Group, Inc. All rights reserved Quarterly Deep Dives Support Good Strategic Choices 178 Product Strategy & RoadmapOne Year Plan Go-To Market & Returns Long-Term Strategy Quarterly Deep Dives

Copyright 2024 Porch Group, Inc. All rights reserved Operating Rhythm Supports Execution & Engagement 179 Weekly SLT Check-ins Quarterly Deep Dives Monthly Reviews Annual Planning

Copyright 2024 Porch Group, Inc. All rights reserved Major Capital Allocation Choices Happens Annually 180 Expense & HC1 Management Capital Allocation & Annual Planning 1) HC relates to headcount.

We Help Businesses Grow Faster & More Profitably

HOMEOWNERS OF AMERICA

~$84m cash + ~1.4m shares
2021 Purchase Price

~$10m
Adj EBITDA prior to acq

→

~$25m
2024 Adj EBITDA

→

~$80m
2026 Adj EBITDA

Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and appendix for important information regarding non-GAAP measures and financial targets.
2024 reflects current internal estimate for fiscal year 2024. See slide 2 for a discussion of risks that could cause actual results to differ materially
2026 Adjusted EBITDA reflects the 2026 Target.
HOA was acquired in 2021.

Porch Group

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Copyright 2024 Porch Group, Inc. All rights reserved We Help Businesses Grow Faster & More Profitably 182 ~$32m cash 2021 Purchase Price Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and appendix for important information regarding non-GAAP measures and financial targets. 2024 reflects current internal estimate for fiscal year 2024. See slide 2 for a discussion of risks that could cause actual results to differ materially. Rynoh was acquired in 2021. Breakeven Adj EBITDA expected at acq → ~$8.4m 2024 Adj EBITDA

We Help Businesses Grow Faster & More Profitably

GUARDIAN

~$1m cash + ~150k shares
2018 Purchase Price

~$500k
Adj EBITDA
prior to acq

→

~$3.2m
2024 Adj EBITDA

Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and appendix for important information regarding non-GAAP measures and financial targets.
2024 reflects current internal estimate for fiscal year 2024. See slide 2 for a discussion of risks that could cause actual results to differ materially.
Guardian was acquired in 2018.

Porch Group

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Copyright 2024 Porch Group, Inc. All rights reserved We Help Businesses Grow Faster & More Profitably 184

Copyright 2024 Porch Group, Inc. All rights reserved Future M&A Could Accelerate Growth 185 Decentralized operating model Proven integration playbook Process-driven capital deployment

Copyright 2024 Porch Group, Inc. All rights reserved Future M&A Could Accelerate Growth 186 Decentralized operating model Proven integration playbook Process-driven capital deployment Existing Business Expansion Increase Monetization New Vertical Entry

Strong Leadership Team



Matt Ehrlichman
CEO, Chairman & Founder



Shawn Tabak
Chief Financial Officer



Matthew Neagle
Chief Operating Officer



Nicole Pelley
EVP, Porch Platform



Manisha Patel
SVP Finance



Matt Cullen
SVP, GC and Secretary



Janet Zimmermann
SVP People



Nathan Smith
VP Corporate Controller



Tyler Cobb
VP, Corporate Development



Efram Ware
VP and Group GM, Insurance



Joshua Steffan
SVP & Group GM, Inspection & Real Estate



Nick Graham
SVP & Group GM, Moving



Malcolm Connor
VP & Group GM, Home Services



Michelle Taves
VP and Group GM, Data and Marketing

Porch Group

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Copyright 2024 Porch Group, Inc. All rights reserved Incentive Structure Drives P&L Performance 188 Rule of 40 Adj EBITDA Margin + YoY Revenue Growth Profitability Target Adj EBITDA Execution

Copyright 2024 Porch Group, Inc. All rights reserved We Lead With Our Values 189 No Jerks / No Egos Be Ambitious Solve Each Problem Care Deeply Together We Win

Copyright 2024 Porch Group, Inc. All rights reserved 190 Wrap Up Matt Ehrlichman CEO, Chairman & Founder

Copyright 2024 Porch Group, Inc. All rights reserved 4 Key Takeaways From Today 191 We have unique business units that support our insurance strategy Confidence in achieving Adj EBITDA1 Targets of $50m (2025) & $100m (2026) Insurance Services post-Reciprocal is highly profitable & predictable1 3 2 Porch will be a large & valuable business and is an attractive investment4 1) Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and appendix for important information regarding non-GAAP measures and financial targets.

Porch Investment Highlights

Massive Opportunities

Insurance, data, software, warranty & moving services all large TAMs & growing

Defensible Strategy

Advantaged underwriting
Homebuyer focused
More protection

Profitable[2] & Predictable

$50m '25 Adj EBITDA Target[1]
$100m '26 Adj EBITDA Target[1]
Mitigated weather risk

Strong & Engaged Team

Founder-led, long-term oriented team looking to build a truly great company

Record of Execution

Delivered insurance strategy
$72m → ~$450m in Revenue[3]
We are profitable[2]

Ready to Scale

80% Gross Margins
40%+ long-term Adj EBITDA
Track record of M&A

1) Adjusted EBITDA is a non-GAAP financial measure. Please see slide 2 and appendix for important information regarding non-GAAP measures and financial targets.
2) On an Adjusted EBITDA basis.
3) 2020 full year Revenue of $72 million. 2024 full year Revenue at the mid-point of Q3'24 guidance was $447.5 million.

Porch Group

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Copyright 2024 Porch Group, Inc. All rights reserved We believe PRCH is a highly compelling investment 193 We hope you join us

Copyright 2024 Porch Group, Inc. All rights reserved Porch Investor Day: December 2024 Thank you! 194

Copyright 2024 Porch Group, Inc. All rights reserved Porch Investor Day: December 2024 Q&A 195

Copyright 2024 Porch Group, Inc. All rights reserved Porch Investor Day: December 2024 APPENDIX 196

Copyright 2024 Porch Group, Inc. All rights reserved Upcoming Segment Reporting Change 197 ● The expected launch of PIRE and sale of HOA to PIRE is expected to trigger a change in our segments. The historical Insurance Segment will be removed, and two new segments will be presented. The new PIRE segment will be owned by policyholders, and the new Insurance Services segment will be owned by Porch Group ● Breaking out Software & Data businesses from Consumer Services (warranty and moving) What is changing? Why? When? ● Aligning with the new corporate structure and how resources will be allocated once the PIRE transaction is consummated ● Applied to Q1 2025 financial statements and reporting once HOA is sold to PIRE We do not currently guide to or operate under the segments as shown in this presentation and will not do so until fiscal 2025 following the expected launch of PIRE and sale of HOA to PIRE in January 2025. Prior to that time, through fiscal 2024 our chief operating decision-maker will continue to manage the business, make operating decisions, and evaluate operating and financial performance based on our existing segments. The fiscal 2024 targets provided for each segment as they are expected to be reported starting in fiscal 2025 are illustrative and solely for comparison purposes to future periods in order to reflect how we expect to guide under the new segments following the expected launch of PIRE in early fiscal 2025.

Copyright 2024 Porch Group, Inc. All rights reserved Non-GAAP Financial Measures 198 This presentation includes non-GAAP financial measures, such as Adjusted EBITDA (Loss) and Adjusted EBITDA (Loss) margin. We define Adjusted EBITDA (Loss) as net income (loss) attributable to Porch stockholders adjusted for interest expense; income taxes; depreciation and amortization; gain or loss on extinguishment of debt; other expense (income), net; impairments of intangible assets and goodwill; loss on reinsurance contract; impairments of property, equipment, and software; stock-based compensation expense; mark-to-market gains or losses recognized on changes in the value of contingent consideration arrangements, earnouts, warrants, and derivatives; restructuring costs; acquisition and other transaction costs; and non-cash bonus expense. Adjusted EBITDA (Loss) margin is defined as Adjusted EBITDA (Loss) divided by total revenue. Our management uses these non-GAAP financial measures as supplemental measures of our operating and financial performance, for internal budgeting and forecasting purposes, to evaluate financial and strategic planning matters, and to establish certain performance goals for incentive programs. We believe that the use of these non- GAAP financial measures provides investors with useful information to evaluate our operating and financial performance and trends and in comparing our financial results with competitors, other similar companies and companies across different industries, many of which present similar non-GAAP financial measures to investors. However, our definitions and methodology in calculating these non-GAAP measures may not be comparable to those used by other companies. In addition, we may modify the presentation of these non-GAAP financial measures in the future, and any such modification may be material. You should not consider these non-GAAP financial measures in isolation, as a substitute to or superior to financial performance measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude specified income and expenses, some of which may be significant or material, that are required by GAAP to be recorded in our consolidated financial statements. We may also incur future income or expenses similar to those excluded from these non- GAAP financial measures, and the presentation of these measures should not be construed as an inference that future results will be unaffected by unusual or non- recurring items. In addition, these non-GAAP financial measures reflect the exercise of management judgment about which income and expense are included or excluded in determining these non-GAAP financial measures. We are not providing reconciliations of non-GAAP financial measures for future periods to the most directly comparable measures prepared in accordance with GAAP. We are unable to provide these reconciliations without unreasonable effort because certain information necessary to calculate such measures on a GAAP basis is unavailable or dependent on the timing of future events outside of our control. Where applicable for prior periods, please see the following slide for a reconciliation of each non-GAAP measure to its most directly comparable GAAP measure.

Copyright 2024 Porch Group, Inc. All rights reserved Non-GAAP Financial Measures 199 ($thousands) 2023 2022 2021 2020 Net loss $ (133,933) $ (156,559) $ (106,606) $ (54,032) Interest expense 31,828 8,723 5,757 14,734 Income tax provision (benefit) 622 842 (10,273) (1,689) Depreciation and amortization 24,415 27,930 16,386 6,644 Gain on extinguishment of debt (81,354) - (5,110) (5,748) Other expense (income), net (3,893) (571) (340) 6,931 Impairment loss on intangible assets and goodwill 57,232 61,386 - - Loss on reinsurance contract 36,042 - - - Impairment loss on property, equipment, and software 254 637 550 611 Stock-based compensation expense 20,709 27,041 38,592 11,296 Mark-to-market losses (gains) (1,003) (21,364) 31,664 (727) Restructuring costs 4,015 647 - - Acquisition and other transaction costs 552 1,687 5,360 311 SPAC transaction bonus - - - 3,350 Adjusted EBITDA (Loss) $ (44,514) $ (49,601) $ (24,020) $ (18,319)

Copyright 2024 Porch Group, Inc. All rights reserved Glossary 200 Term Definition AIF Attorney-in-fact, the Porch Risk Management Services entity that is a subsidiary of Porch Group. Attritional Loss Ratio Gross Loss Ratio excluding the claims losses due to catastrophic weather. Average Revenue per Company Defined as the Revenue for the period divided by the number of companies. Catastrophic Event (“CAT”) ISO’s Property Claim Services unit, the recognized authority on insured property losses, class a weather event as catastrophic when it has caused $25 million or more in total insured property industry losses, and it has affected a significant number of property and casualty policyholders and insurers. Gross Loss Ratio (“GLR”) We define Gross Loss Ratio as our insurance carrier’s gross losses divided by the gross earned premium for the respective period on an accident year basis. Gross or Direct Combined Ratio Gross or Direct Combined Ratio, being the sum of the loss ratio including loss adjustment expense and expense ratio. This is on a statutory basis for the insurance carrier. Gross Written Premium (“GWP”) The total premium written by the insurance carrier’s operations, for the face value of one year’s premium, before deductions for reinsurance and ceding commissions written in the period. LTV/CAC Defined as the contribution margin generated over the life of the customer over the variable sales and marketing costs associated with acquiring the customer. Monetized Services Defined as the average of the month end unique consumers generating revenue during the period or consumers who purchased a service or product in the period, excluding micro-services. Number of Companies Defined as the average month end number of unique customers during the measurement period that (i) generate recurring revenue and (ii) generated revenue in the period. Revenue per Monetized Service Defined as the Revenue for the period divided by the number of monetized services. QS Quota Share reinsurance. XOL Excess of Loss reinsurance.

Copyright 2024 Porch Group, Inc. All rights reserved 201 Email: IR@porch.com Website: IR.porchgroup.com THANK YOU